UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2021

BROADRIDGE FINANCIAL SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation)

001-33220	33-1151291
(Commission file number)	(I.R.S. Employer Identification No.)

5 Dakota Drive
Lake Success, New York 11042
(Address of principal executive offices)

Registrant’s telephone number, including area code: (516) 472-5400

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(C) under the Exchange Act (17 CFR 240.13e-4(C))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Name of Each Exchange on Which Registered:	Trading Symbol
Common Stock, par value $0.01 per share	New York Stock Exchange	BR

Securities registered pursuant to Section 12(g) of the Act:  None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

On May 12, 2021, pursuant to a share purchase agreement, dated March 27, 2021 (the “Share Purchase Agreement”), by and among Broadridge Financial Solutions, Inc., a Delaware corporation (“Broadridge” or the “Company”), and its wholly-owned subsidiary Broadridge Sweden Holdings AB (“BR Holdings”), a company incorporated under the laws of Sweden, on the one hand, and Cidron Delfi S.À R.L., Itiviti Invest V AB, Itiviti Intressenter AB and the individuals named therein, on the other hand, the Company completed its previously announced acquisition (the “Acquisition”) of Itiviti Holding AB, a company incorporated under the laws of Sweden (“Itiviti Holding”). The total purchase price was paid in a combination of currencies approximately equivalent to $2.6 billion in cash.

The foregoing description of the Acquisition and the Share Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Share Purchase Agreement. A copy of the Share Purchase Agreement was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 29, 2021, and is incorporated herein by reference. The representations and warranties contained in the Share Purchase Agreement were made solely for purposes of allocating contractual risks between the parties and not as a means of establishing facts. Such representations and warranties may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating the terms of the Share Purchase Agreement and shall not be relied on as factual information at the time they were made or otherwise. The Share Purchase Agreement may have different standards of materiality than under applicable securities laws.

Item 7.01.  Regulation FD Disclosure

On May 12, 2021, the Company issued a press release announcing that it has completed the Acquisition. A copy of the press release is furnished herewith as Exhibit 99.3 and incorporated herein by reference.

The information furnished pursuant to Items 7.01 and 9.01, including Exhibit 99.3, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.          Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited consolidated financial statements of Itiviti Holding for the fiscal year ended December 31, 2020 are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

(b) Pro Forma Financial Statements.

The unaudited pro forma condensed combined financial statements are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description
99.1	Audited consolidated financial statements of Itiviti Holding AB for the fiscal year ended December 31, 2020 (incorporated by reference to Exhibit 99.1 to Form 8-K filed on May 6, 2021).

99.2	Unaudited pro forma condensed combined financial statements (incorporated by reference to Exhibit 99.2 to Form 8-K filed on May 6, 2021).

99.3	Press Release, dated May 12, 2021.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 12, 2021

BROADRIDGE FINANCIAL SOLUTIONS, INC.

By:	/s/ Edmund Reese
	Name:	Edmund Reese
	Title:	Corporate Vice President and Chief Financial Officer